SPROTT FOCUS TRUST, INC. N-CSRS

Exhibit 99.906CERT

Item 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SPROTT FOCUS TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: September 1, 2023

/s/ Thomas W. Ulrich
Thomas W. Ulrich
President
(Principal Executive Officer)

Exhibit 99.906CERT

Item 13(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SPROTT FOCUS TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: September 1, 2023

/s/ Varinder Bhathal
Varinder Bhathal
Treasurer
(Principal Financial Officer)